Harbor Target Retirement Funds Supplement to Prospectus dated March 1, 2014

Reorganization of Harbor Target Retirement 2010 Fund into Harbor Target Retirement Income Fund

Harbor Target Retirement 2010 Fund (the “2010 Fund”) has changed its asset allocation over time in accordance with its glide path and its allocation is now substantially similar to that of Harbor Target Retirement Income Fund (the “Income Fund”). As described in the Harbor Target Retirement Funds’ prospectus, when a year-specific Target Retirement Fund’s asset allocation is similar to that of the Income Fund, Harbor Funds’ Board of Trustees (the “Board”) may approve combining that Target Retirement Fund with the Income Fund if the Board determines the combination to be in the best interests of the Target Retirement Funds’ shareholders.

At a meeting held May 18-19, 2014, the Board approved the reorganization of the 2010 Fund into the Income Fund (the “Reorganization”). The Reorganization will consist of the transfer of all of the 2010 Fund’s assets, subject to its liabilities, to the Income Fund in exchange for Income Fund shares and the distribution of Income Fund shares to 2010 Fund shareholders in complete liquidation of the 2010 Fund. The Reorganization does not require shareholder approval.

The Board, including the independent trustees voting separately, carefully considered the proposed Reorganization and determined that it is in the best interests of each fund and would not dilute the interests of either fund’s shareholders. Among other factors, the Board noted that the investment objectives and main investment strategies of the two funds are substantially similar in all material respects and that the estimated direct and indirect annual fund operating expense ratios for the Income Fund are currently the same as the expense ratios for the corresponding share classes of the 2010 Fund.

The Reorganization is expected to occur on October 31, 2014, or on such later date as the officers of Harbor Funds determine (the “Closing Date”). After the close of business on the Closing Date, each 2010 Fund shareholder will become the owner of a number of shares of the Income Fund of the same class of shares he or she held in the 2010 Fund immediately prior to the Reorganization and will no longer own shares of the 2010 Fund. The number of shares of the Income Fund a 2010 Fund shareholder will receive in the Reorganization will have an aggregate value equal to the aggregate value of such shareholder’s shares in the 2010 Fund as of the close of business on the Closing Date. All issued and outstanding shares of the 2010 Fund will simultaneously be canceled on the books of the 2010 Fund. The reorganization will have no effect on the value of a shareholder’s investment. It is anticipated that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the reorganization.

Until the Closing Date, 2010 Fund shareholders who do not wish to own Income Fund shares may exchange 2010 Fund shares for shares of another Harbor fund, or otherwise redeem shares out of the 2010 Fund, in accordance with Harbor’s exchange and redemption policies as set forth in the 2010 Fund’s prospectus. Because the 2010 Fund will be reorganized, it is now closed to investment by new investors. The 2010 Fund will continue to accept additional investments from existing shareholders until the Closing Date. Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the “Code”), generally would not be subject to U.S. federal income tax on any such exchange of or redemption of shares. However, plan participants may be subject to U.S. federal income tax and penalties to the extent the proceeds from a redemption of shares are distributed from the plan to the plan participant. Shareholders and plan participants should consult their tax advisers for more information.

Comparison of the Funds

The following summary compares certain important aspects of the two funds.

Investment Objectives and Policies

The investment objective of the 2010 Fund and the Income Fund are currently substantially similar in all material respects. The 2010 Fund’s investment objective is to seek capital appreciation and current income consistent with the fund’s current asset allocation. As the 2010 Fund has changed its asset allocation over time in accordance with its glide path and its allocation is now substantially similar to that of the Income Fund, the 2010 Fund’s investment objective has shifted to an objective of seeking current income and some capital appreciation. The Income Fund’s investment objective is to seek current income and some capital appreciation.

The investment strategies of the 2010 Fund and the Income Fund are substantially similar in all material respects. Both funds are designed to provide exposure to a variety of asset classes through investments in underlying Harbor funds, with an emphasis on fixed income funds over equity funds and other funds. The 2010 Fund and the Income Fund implement their investment

Investors Should Retain This Supplement For Future Reference

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Harbor Target Retirement Funds Supplement to Prospectus dated March 1, 2014 strategies in the same manner. Both funds have substantially similar target allocations, and the same ability to make tactical changes to these target allocations as necessary.

The investment objective for each fund is fundamental, which means it cannot be changed with the approval of fund shareholders. Each fund’s fundamental policies are identical in all material respects.

Comparison of Distribution and Shareholder Servicing Arrangements

The distribution and shareholder servicing arrangements for each share class of each fund are identical in all material respects.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The purchase, redemption and exchange policies and procedures for each share class of each fund are identical in all material respects.

Comparison of Fees and Expenses

The total direct and indirect annual operating expenses for the Income Fund are the same as those expenses for the 2010 Fund on a class-by-class basis for each share class (as of April 30, 2014).

	Harbor Target Retirement 2010 Fund	Harbor Target Retirement Income Fund
Institutional Class	0.62%	0.62%
Administrative Class	0.87%	0.87%
Investor Class	0.99%	0.99%

Tax Consequences

As a condition of the Reorganization, both funds will receive a tax opinion from Dechert LLP to the effect that, based on certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a) of the Code. Consequently, in general, no gain or loss will be recognized for federal income tax purposes by the 2010 Fund or its shareholders. Any such opinion will not be binding on the Internal Revenue Service or any court.

May 28, 2014

Investors Should Retain This Supplement For Future Reference

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